Exhibit 10.2

FORM OF FOUNDER’S WAIVER AGREEMENT

This FOUNDER’S WAIVER AGREEMENT (the “Founder’s Waiver Agreement”), dated as of August 31, 2020, is entered into by and between LF Capital Acquisition Corp., a Delaware corporation (“Parent”), Landsea Holdings Corporation, a Delaware corporation (“Seller”) and Landsea Homes Incorporated, a Delaware corporation (the “Company”) and [·].

W I T N E S S E T H:

WHEREAS, concurrently with the execution of this Founder’s Waiver Agreement, Parent, LFCA Merger Sub, Inc., a Delaware corporation, the Company and the Seller will enter into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, [·] (the “Waiving Party”) has agreed to waive certain of their anti-dilution and conversion rights; and

WHEREAS, pursuant to the Merger Agreement, the Waiving Party has agreed to waive certain of its redemption rights.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

2.	Surrender and Waiver.

(a)	Immediately prior to, and conditioned upon, the Effective Time, the Waiving Party shall, automatically and without any further action by the Waiving Party or Parent, irrevocably waive its respective rights under the anti-dilution and conversion provisions of Section 4.3(b)(ii) of the Parent Charter with respect to each of its shares of Parent Class B Stock held as of the date hereof and such Parent Class B Stock shall be converted to Parent Class A Stock on a one-for-one basis as provided in Section 4.3(b)(i) of the Parent Charter at the Effective Time. For the avoidance of doubt, the preceding sentence shall include a waiver of any anti-dilution rights of the Waiving Party in connection with the transactions contemplated by the Merger Agreement, including the issuance of Parent Class A Stock to the Seller and any issuance of Parent Class A Stock in connection with those certain Forward Purchase and Subscription Agreements entered into with certain investors, Parent and Level Field Capital, LLC as of August 31, 2020.

(b)	The Waiving Party shall, automatically and without any further action by the Waiving Party or Parent, irrevocably waive its redemption rights under redemption provisions of Section 9.2 of the Parent Charter with respect to its Parent Class A Stock held as of the date hereof.

3.	Waiving Party Representations and Warranties. The Waiving Party, in its individual capacity, hereby represents and warrants as of the date hereof as follows:

(a)	The Waiving Party has all requisite power and authority to execute and deliver this Founder’s Waiver Agreement and to perform all of its respective obligations hereunder. The execution and delivery of this Founder’s Waiver Agreement has been, and the consummation of the transactions contemplated hereby have been, duly authorized by all requisite action, as applicable. This Founder’s Waiver Agreement has been duly and validly executed and delivered and, assuming this Founder’s Waiver Agreement has been duly authorized, executed and delivered by the other parties hereto, this Founder’s Waiver Agreement constitutes, and upon its execution will constitute, a legal, valid and binding obligation of the parties enforceable against it in accordance with its terms.

4.	Successors and Assigns. The Waiving Party acknowledges and agrees that the terms of this Founder’s Waiver Agreement are binding on and shall inure to the benefit of its respective beneficiaries, heirs, legatees and other statutorily designated representatives. The Waiving Party also understands that this Founder’s Waiver Agreement, once executed, is irrevocable and binding, and if the Waiving Party Transfers any shares of Parent Class B Stock or Parent Class A Stock held by the Waiving Party as of the date of this Agreement or held by it after giving effect to the conversion pursuant to Paragraph 2 above, the transferee shall execute a joinder to this agreement in the form reasonably acceptable to the Parent. As used herein, “Transfer” shall mean the (a) sale or assignment of, offer to sell, contract or agreement to sell, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b); provided, however, that nothing in this Paragraph 4 shall prevent (i) a pledge or hypothecation of any Parent Class A Stock as collateral to a third party loan or (ii) a Transfer to an Affiliate provided that such transferee (x) agrees to be bound to the terms and conditions of this Letter Agreement and (y) executes a joinder to this Letter Agreement in a form reasonably acceptable to the Parent. “Transferred” or “Transferring” shall have a correlative meaning.

5.	Termination. This Founder’s Waiver Agreement shall terminate, and have no further force and effect, as of the earlier to occur of (a) Closing and (b) the termination of the Merger Agreement in accordance with its terms prior to the Effective Time. This Founder’s Waiver Agreement may be executed in counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

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6.	Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Founder’s Waiver Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Letter Agreement shall be brought and enforced in the courts of the State of Delaware or the federal courts located in the State of Delaware, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

7.	Waiver of Jury Trial. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF A PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 7.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Founders’ Waiver Agreement as of the date first written above.

LF CAPITAL ACQUISITION CORP.

By:
Name:
Title:

LANDSEA HOLDINGS CORPORATION

By:
Name:
Title:

LANDSEA HOMES INCORPORATED

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Founder’s Waiver Agreement]

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